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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  OCTOBER 31, 2001



                              MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                 0-11822                    75-1943604
(State or Other Jurisdiction     (Commission                (IRS Employer
     of Incorporation)           File Number)             Identification No.)


    8000 BENT BRANCH DRIVE
    IRVING, TEXAS                                                     75063-6041
    (Address of Principal Executive Offices)                          (Zip Code)

    Registrant's telephone number, including area code:  (972) 409-1300


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ITEM 5.  OTHER EVENTS.

    On October 31, 2001, Michaels Stores, Inc. issued a press release announcing that its Board of Directors has authorized a two-for-one common stock split in the form of a stock dividend to be paid on November 26, 2001, to stockholders of record as of the close of business on November 12, 2001.

    A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits:
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
    Exhibit
    Number          Description
    ------          -----------
     99.1           Press Release, dated October 31, 2001.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAELS STORES, INC.


                                       By: /s/ Bryan M. DeCordova
                                          ------------------------------------
                                          Name:   Bryan M. DeCordova
                                          Title:  Executive Vice President -
                                                   Chief Financial Officer


Date:  October 31, 2001
















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                               INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------
 99.1       Press Release, dated October 31, 2001.